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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2006

                     VASCO DATA SECURITY INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

          Delaware                      000-24389                 36-4169320
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

                        1901 South Meyers Road, Suite 210
                        Oakbrook Terrace, Illinois 60181
                    (Address of principal executive offices)

                                 (630) 932-8844
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 1, 2006, Ms. Jean K. Holley was elected to the Board of Directors of VASCO Data Security International, Inc., effective August 1, 2006.

Ms. Holley was named to the Audit Committee, the Compensation Committee and the Governance and Nominating Committee of the Board.

There are no arrangements or understandings between Ms. Holley and any other person pursuant to which Ms. Holley was selected as a director. There are no transactions involving Ms. Holley that would be required to be reported under
Item 404(e) of Regulation S-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9,01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

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
Exhibit
 Number   Description
-------   -----------
  99.1    Press Release dated August 2, 2006
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2006           VASCO Data Security International, Inc.
                               (Registrant)


                               By: /s/ Clifford K. Bown
                                   ---------------------------------------------
                                   Clifford K. Bown
                                   Chief Financial Officer

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                                  EXHIBIT INDEX

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
Exhibit No.   Description
-----------   -----------
    99.1      Press Release dated August 2, 2006
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